SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                 Date of earliest event reported: April 24, 1998
                         Date of Report: April 27, 1998

                       First Industrial Realty Trust, Inc.
             (Exact name of registrant as specified in its charter)

Maryland                                1-13102             36-3935116
(State or other                     (Reporting File      (I.R.S. Employer
jurisdiction of organization)           Number)         Identification No.)

311 South Wacker Drive, Suite 4000
Chicago, Illinois                                              60606
(Address of principal executive offices)                    (Zip Code)

                                 (312) 344-4300

              (Registrant's telephone number, including area code)



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Item 5. On April 24, 1998, First Industrial Realty Trust, Inc. announced the sale of 1,112,644 shares of its common stock, par value $.01 per share, at a price of $30.9122 per share, to Merrill Lynch, Pierce, Fenner & Smith Incorporated, in a private placement.

     Attached hereto as Exhibit 99 is a copy of the press release announcing the Offering.

Item 7. Financial Statements and Exhibits

     (c) Exhibits

     Exhibit
     Number   Exhibit

       99     First Industrial Realty Trust, Inc. press release dated
              April 24, 1998.




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                                      -3-


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  FIRST INDUSTRIAL REALTY TRUST, INC.

                                  By:  /s/ Gary H. Heigl
                                       -----------------------------------
                                       Name:   Gary H. Heigl
                                       Title:  Senior Vice President,
                                                 Capital Markets


Date:    April 27, 1998



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                                  Exhibit Index


Exhibit
Number            Exhibit

  99       First Industrial Realty Trust, Inc. press release dated
           April 24, 1998.